First Financial Northwest, Inc.

January 2024

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Additional Information and Where to Find It

This presentation has been prepared in respect of the proposed transaction involving First Financial Northwest, Inc. ("First Financial Northwest") and Global Federal Credit Union ("Global") and does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, First Financial Northwest will mail or otherwise provide its shareholders with a proxy statement and other relevant documents concerning the proposed transaction and expects to file the proxy statement on Schedule 14A with the Securities and Exchange Commission (SEC), as well as other relevant documents concerning the proposed transaction. Shareholders of First Financial Northwest are urged to read carefully and in their entirety the proxy statement and any other relevant materials mailed to them or filed, or to be filed, with the SEC when they become available because they contain or will contain important information about the proposed transaction and related matters. First Financial Northwest shareholders may obtain copies of these documents free of charge from First Financial Northwest at the investor relations link on its website, www.ffnwb.com or by directing a request by mail or telephone to First Financial Northwest, 201 Wells Avenue South, Renton, Washington 98057, Attn: Investor Relations, (425) 255-4400. Copies of those documents filed with the SEC may be obtained free of charge through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

First Financial Northwest and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Financial Northwest in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement regarding the proposed transaction when it becomes available. Additional information about First Financial Northwest and its directors and executive officers is set forth in First Financial Northwest's Annual Report on Form 10-K filed with the SEC on March 13, 2023, and in the proxy statement for First Financial Northwest's 2023 annual meeting of shareholders, as filed with the SEC on March 24, 2023. These documents can be obtained free of charge from the sources described above.

Safe Harbor for Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of First Financial Northwest. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on First Financial Northwest's current expectations and assumptions regarding First Financial Northwest's and Global's businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect First Financial Northwest's or Global's future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the parties to terminate the definitive agreement; the outcome of any legal proceedings that may be instituted against First Financial Northwest, the Bank or Global; delays in completing the transaction; the failure to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the dissolution of the Bank and First Financial Northwest; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, and the ability to complete the transaction and integrate the Bank's customers, assets, and liabilities into Global successfully; potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the recent increases in the Federal Reserve benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing high inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; legislative and regulatory changes; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; effects of critical accounting policies and judgments, including the use of estimate in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business. Any of the forward-looking statements that we make in this communication and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. Except to the extent required by applicable law or regulation, First Financial Northwest disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding First Financial Northwest and factors which could affect the forward-looking statements contained herein can be found in First Financial Northwest's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its other filings with the SEC.

Senior Management Team

Nearly 35 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	11	34
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	10	38
Dalen D. Harrison	EVP, Chief Banking Officer (FFNWB)	10	43
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	20	23
Simon Soh	SVP, Chief Credit Officer (FFNWB)	13	36

Company Highlights

Recent Announcement

- **Global Federal Credit Union Agreed to Acquire First Financial Northwest Bank Pursuant to a Purchase & Assumption Agreement**
- Anticipated to be completed in Q4 2024, subject to receiving shareholder and regulatory approvals

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $22.17 (1/11/24) | All-time low: $3.21 (11/12/10)
- **Closing stock price: $20.65 (1/22/2024)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Maintaining strong capital levels and excellent asset quality

	Quarter Ended				
	Dec 31, 2023	**Sep 30, 2023**	**Jun 30, 2023**	**Mar 31, 2023**	**Dec 31, 2022**
Performance Ratios (1)					
Return on assets	0.31%	0.39%	0.39%	0.57%	0.86%
Return on equity	2.97	3.71	3.74	5.31	8.04
Equity-to-total assets	10.74	10.44	10.39	10.14	10.67
Net interest margin	2.54	2.69	2.84	3.22	3.52
Efficiency ratio	85.17	84.49	85.57	75.12	65.94
Noninterest expense/average total assets	2.18	2.29	2.50	2.42	2.30
Capital Ratios (2)					
Tier 1 leverage ratio	10.18%	10.25%	10.02%	10.24%	10.31%
Total capital ratio	16.15	16.00	15.75	15.59	15.62
Asset Quality Ratios					
Nonperforming assets/total assets	0.01%	0.01%	0.01%	0.01%	0.01%
ACL as a percent of total loans	1.28	1.29	1.31	1.33	1.29
Yields and Costs (1)					
Yield on loans	5.83%	5.73%	5.71%	5.56%	5.19%
Cost of funds	3.23	2.97	2.76	2.23	1.48

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
	(Dollars in thousands, except per share data)				
Net interest income	$ 9,275	$ 9,703	$ 10,309	$ 11,256	$ 12,443
(Recapture of provision) provision for credit losses	--	(300)	(247)	338	486
Net interest income after (recapture of) provision for credit losses	9,275	10,003	10,556	10,917	11,957
Total noninterest income	633	677	798	665	720
Total noninterest expense	8,439	8,770	9,504	8,955	8,680
Income before federal income tax provision	1,469	1,910	1,850	2,628	3,997
Federal income tax provision	275	409	362	506	771
Net income	$ 1,194	$ 1,501	$ 1,488	$ 2,122	$ 3,226
Total assets	$ 1,505,082	$ 1,525,568	$ 1,528,079	$ 1,574,271	$ 1,502,916
Book value per common share	$17.61	$17.35	$17.35	$17.45	$17.57
Tangible book value per common share (1)	17.47	17.20	17.20	17.30	17.41

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Regional Economy

Company	Square Feet Occupied [1]
amazon	29.65 million
BOEING	22.09 million
Microsoft	13.05 million
NORDSTROM	2.54 million
Meta	2.28 million
COSTCO WHOLESALE	2.16 million
Google	1.89 million
Starbucks	1.80 million
T Mobile	1.44 million

Largest Office Occupiers in the Seattle Metro Area as of July 2023

*Includes office, industrial, flex and retail spaces, if any
Source: Office Occupiers, *Puget Sound Business Journal*, August 11, 2023

Best Cities for Jobs in 2024

Overall Rank	City
1	Scottsdale, AZ
2	Tampa, FL
3	Salt Lake City, UT
4	Columbia, MD
5	Austin, TX
6	Atlanta, GA
7	Seattle, WA
8	Pittsburgh, PA
9	Plano, TX
10	Boston, MA

WalletHub compared more than 180 U.S. cities across 31 key indicators of job-market strength, ranging from job opportunities per job seeker to employment growth to the monthly average starting salary.

*****

Seattle tied for #1 along with 4 other West Coast cities and Washington, D.C. for highest monthly average starting salary

Source: WALLETHUB, January 4, 2024

Local Economy

"Renton's going to happen"

~ Puget Sound Business Journal, February 18, 2022

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; slated to open in January 2024. *Seattle selected to host a 2026 World Cup match*

Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there from 1932 until the early 1990s

8,185 residential units planned or in development across Renton

Joining the Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008

UW Medicine leased a long-vacant, 197,000 square-foot former FAA building in Renton to house its Department of Laboratory Medicine and Pathology in June 2022

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building

Bay West Development plans a 1,179-unit, three-building multifamily community with nearly 50,000 square feet of retail and commercial space at the former Fry's Electronics location over three phases beginning in 2024. If all three phases are realized, the project would be the largest mixed-use residential development in Renton history.

Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in June 2023

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept





First Financial
Northwest Bank

innovative


First Financial
Northwest Bank


Edmonds

Deposit Composition

*Excludes bank-owned and brokered deposits**

12/31/2023


$18.9 M
1.8%
$157.9 M
14.8%
$357.2 M
33.6%
$529.4 M
49.8%
CDs
MMAs
Checking
Savings

Total Deposits: $1.19B

12/31/2022


$23.6 M
2.3%
$216.6 M
20.7%
$262.6 M
25.1%
$542.4 M
51.9%
CDs
MMAs
Checking
Savings

Total Deposits: $1.17B

12/31/2021


$23.1 M
2.0%
$215.7 M
18.6%
$294.1 M
25.4%
$624.5 M
54.0%
CDs
MMAs
Checking
Savings

Total Deposits: $1.16B

12/31/2012


$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were $130.8M at December 31, 2023; $124.9M at December 31, 2022; and none at December 31, 2021 and December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Initiated branch expansion strategy with Mill Creek office in 2015
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
$216,576
$119,944
$96,632
$157,867
$100,899
$56,968
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Deposit Breakdown

Excludes bank-owned and brokered deposits



In millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$764
$58
$189
$517
$841
$50
$235
$556
$938
$88
$292
$558
$1,093
$166
$375
$552
$1,157
$107
$470
$580
$1,045
$64
$477
$504
$1,063
$55
$537
$471
2017
2018
2019
2020
2021
2022
2023
Retail
Business
Commercial*

*Deposit accounts with an associated commercial loan.

Expansion Strategy

Branch type	Number	Year(s) opened	Deposits (in thousands)				
			12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Legacy	1	1923	$ 620,610	$ 579,068	$ 674,624	$ 668,335	$ 643,363
De Novo	10	2015 – 2021	268,743	278,044	310,278	283,683	209,457
Acquired*	4	2017	173,964	188,042	172,572	141,615	86,242
Deposits	**15**		**$ 1,063,317**	**$ 1,045,154**	**$ 1,157,474**	**1,093,633**	**939,062**
Brokered Deposits	–		130,790	124,886	–	–	94,472
Total Deposits			**$ 1,194,107**	**$ 1,170,040**	**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $3,000 at December 31, 2021; $12,000 at December 31, 2020; and $28,000 at December 31, 2019.

Office Expansion Strategy

Location	County	Type	Opened	Deposits (in thousands)				
				12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Renton	King	HQ	1923	$ 620,610	$ 583,854	$ 578,441	$ 575,670	$ 579,068
Mill Creek	Snohomish	*De Novo*	Q3 2015	30,149	31,218	31,375	29,384	32,398
Edmonds	Snohomish	*De Novo*	Q1 2016	58,134	59,031	61,986	62,322	65,245
The Landing Renton	King	*De Novo*	Q3 2016	26,840	30,356	28,518	25,779	27,568
Crossroads/Bellevue	King	*De Novo*	Q2 2017	57,515	57,966	62,783	62,015	60,399
Woodinville	King	Acquired	Q3 2017	25,363	25,252	30,849	31,710	33,497
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	37,959	40,488	38,754	37,547	39,654
Lake Stevens	Snohomish	Acquired	Q3 2017	46,350	45,054	50,275	52,130	52,055
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	64,292	63,096	63,325	63,475	62,836
Bothell	King	*De Novo*	Q2 2018	10,883	11,312	11,955	12,115	11,880
Kent	King	*De Novo*	Q1 2019	36,487	35,215	43,679	40,678	40,396
Kirkland	King	*De Novo*	Q4 2019	25,732	25,749	21,458	19,969	19,521
University Place	Pierce	*De Novo*	Q1 2020	5,943	7,553	7,257	7,219	6,914
Gig Harbor	Pierce	*De Novo*	Q4 2020	5,031	4,933	5,324	3,905	3,191
Issaquah	King	*De Novo*	Q1 2021	12,029	13,361	12,563	11,796	10,529
Brokered Deposits				130,790	175,972	176,422	191,414	124,886
			Total	**$ 1,194,107**	**$ 1,210,410**	**$ 1,224,964**	**$ 1,227,128**	**$ 1,170,040**

Fintech Strategy

Expansion of Community to Include Digital Community More Seamlessly

Long Term Objectives

- Expand Relationship Banking
  Especially with commercial customers, supported by fintech partnerships
- Enhance Use of Digital Banking
  Enhance use of digital banking channels by both retail & commercial customers
- Improve Efficiency
  Through digital solutions & efficient processes, enhance growth capacity & profitability

Strategies

- Improve efficiency and accuracy using digital solutions for internal processes
- Utilize fintech offerings to expand and grow customer relationships
- Improve versatility and speed using stack environment with high quality fintech apps – faster to market solutions

Fintech Success Metrics

- Core deposit growth
- Noninterest income – revenue growth

Fintech Strategy

Key Supporting Initiatives

❶ Investing Member in BankTech Ventures

- Early access to fintech
- Financial investment in sector
- Expertise in vetting fintechs

BankTech VENTURES

EXECUTIVE SUMMARY:

- BankTech Ventures, LP (the "Fund") is a strategic investment fund created for and by key leaders in community banking, bank technology and fintech. The fund has two leading community banks as General Partners.
- The Fund specializes in the research, development, proper selection of, and investment in technology companies focused on supporting community banks and their end-customers.
- The Fund builds an ecosystem through its strategic investments, education, and collaboration with the limited partners by delivering a network of leading and emerging bank technology companies to enhance a community bank's value, as well as aim for strong returns from the underlying investments in these companies.

Adlumin | NYDIG | MODUSBOX | Innovation Refunds | FINTEL CONNECT

GENERAL PARTNERS:

Sunwest Bank | COASTAL COMMUNITY BANK | THE VENTURE CENTER | ICBA | HOVDE GROUP

❷ Evaluation of Fintechs

- Reviewed digital-only checking account fintech
  - *Screened out at our compliance level*
- Review and contracted with online-only consumer lending fintech
  - *Our implementation timeline could not be met by fintech*

Systems to Support Fintech Strategy

fiserv.

Core Processing Platform

- DNA
- Commercial Center
- Architect

Digital Partners Deployed With Current Infrastructure

Partner	Functionality	Implemented
Lively	Online Health Savings Account administration	2023
Adlumin	Security event and incident management	2023
Innovation Refunds	Automated employer refund credit provider	2023
Raisin	Online account opening and marketing	2023
SecureNow	Real time fraud alerts	2020
Falcon	Real time fraud alerts	2020
DocuSign	Internal/external customer digital signatures	2020
FI Vision	Automated online account opening	2019
Zelle	Peer to peer transfers	2019
Notifi	Real time push notifications	2019
Plaid	ID/account verification	2019
Card Access	Mobile control for card activity	2019
Credit Savvy	Credit score access	2019

Noninterest Expense to Average Total Assets

Paused expansion to focus on growing relationships and improving efficiency through existing branch network



2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
2.46%
2.60%
2.43%
2.30%
2.42%
2.50%
2.29%
2.18%
Washington State median = 2.76%*
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, Third Quarter 2023.

Interest Rate Risk Management

Interest Rate Simulation Impact on Net Interest Income at September 30, 2023		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$38,889	(5.36)%
+200	39,539	(3.78)
+100	40,341	(1.83)
Base	41,091	–
(100)	41,562	1.15
(200)	42,554	3.56
(300)	41,753	1.61

NOTE: This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2023, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Cash Flow Hedge Instruments

Interest Rate Swap Agreements as of December 31, 2023					
Notional Amount*	Start Date	Maturity Date	Fixed Rate Paid to Counterparty	Index Rate Received From Counterparty	Repricing Frequency
(Dollars in thousands)					
$15,000	9/27/2019	9/27/2024	1.440%	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2026	0.911	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2027	0.937	1-Month SOFR	Monthly
15,000	3/2/2020	3/2/2028	0.984	1-Month SOFR	Monthly
15,000	10/25/2021	10/25/2028	0.793	3-Month SOFR	Quarterly
10,000	10/25/2021	10/25/2029	0.800	3-Month SOFR	Quarterly
15,000	7/17/2023	7/17/2025	4.565	1-Month SOFR	Monthly
15,000	7/17/2023	7/17/2026	4.149	1-Month SOFR	Monthly
$115,000					

*For each interest rate swap agreement listed, the Bank has secured a fixed-rate FHLB advance for the notional amount that reprices at the same frequency as the corresponding interest rate swap. The Bank pays a fixed interest rate to the counterparty and in return, receives a floating interest rate based on the index noted in the table.

As of December 31, 2023, these cash flow hedge agreements had a weighted average remaining term of 36 months and a weighted average fixed interest rate of 1.87%. The Bank recognized a fair value asset of $7.6 million at December 31, 2023.

Total Loan Portfolio

12/31/2023

Net loans receivable $1.18B



Foreign national loans account for over 20% of 1-4 Family
1-4 Family
$513.2 M
43.1%
CRE
$377.9 M
31.6%
PPP
$0.5 M
0.0%
Business & Consumer
$100.6 M
8.6%
Multifamily
$138.1 M
11.6%
Construction/Land
$60.9 M
5.1%

9/30/2023
Net loans receivable $1.17B



CRE
$394.7 M
33.4%
1-4 Family
$493.2 M
41.7%
PPP
$0.6 M
0.0%
Business & Consumer
$99.6 M
8.5%
Multifamily
$140.0 M
11.7%
Construction/Land
$55.3 M
4.7%

12/31/2022
Net loans receivable $1.17B



CRE
$407.9 M
34.4%
1-4 Family
$475.8 M
40.3%
PPP
$0.8 M
0.1%
Business & Consumer
$92.6 M
7.9%
Multifamily
$126.9 M
10.7%
Construction/Land
$78.1 M
6.6%

Concentrations of credit*

Construction loans as % of total capital – 38.3%

Non-owner occupied commercial real estate as % of total capital – 316.8%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Loan Production

2023

Excludes purchased and participation loans



Construction/Land
$51.8 M
28.6%
Multifamily
$4.4 M
2.4%
CRE
$22.1 M
12.2%
1-4 Family
$87.3 M
48.2%
Business &
Consumer
$15.6 M
8.6%

Loan Originations: $181.2M

Loan Maturities and Repricing

12/31/2023



Adjustable Rate Loans
$755.9 M
63.5%
Fixed Rate Loans
$435.4 M
36.5%

Total Loans: $1.19Bn

Adjustable Rate Loans			
Term to Rate Adjustment	**Principal Balance**	**Yield**	**Percent**
Due within one year	$310.3M*	8.28%	41.0%
After one year through 3 years	$170.0M	3.83%	22.5%
After 3 years through 5 years	$173.9M	5.16%	23.0%
After 5 years through 10 years	$101.7M	5.36%	13.5%
Thereafter	--	--	--
Total	$755.9M	6.17%	100.0%

*Includes $128.9M of prime based loans

Fixed Rate Loans			
Term to Maturity	**Principal Balance**	**Yield**	**Percent**
Due within one year	$27.7M	4.52%	6.4%
After one year through 3 years	$55.3M	4.31%	12.7%
After 3 years through 5 years	$74.4M	5.09%	17.1%
After 5 years through 10 years	$71.2M	5.05%	16.4%
Thereafter	$206.7M	5.11%	47.4%
Total	$435.4M	4.96%	100.0%

Nonperforming Loans & Assets


0.18%
0.17%
0.00%
0.03%
0.00%
0.00%
0.00%
0.00%
0.02%
0.01%
0.00%
0.00%
0.02%
0.02%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
0.02%
0.01%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets

Historical Industry Annual Net Charge-Off Rates


5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.1%
0.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 23
Q2 23

Annual Net Charge-Off Rates (1990 – 2022)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.30%	0.33%	0.87%	0.94%	0.51%

Source: Compiled from FDIC Quarterly Banking Profiles statistics

Stock Ownership Summary

Approximately 40% Institutional / 4% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	752,698	-8,125	8.20%	9,574,319	09-30-2023	13F
Renaissance Technologies LLC	494,601	-9,609	5.39%	6,291,325	09-30-2023	13F
Strategic Value Bank Partners LLC	473,099	50,875	5.15%	6,017,819	09-30-2023	13F
The Vanguard Group, Inc.	344,382	3,804	3.75%	4,380,539	09-30-2023	13F
BlackRock Institutional Trust Company, N.A.**	301,023	-4,030	3.28%	3,829,013	09-30-2023	13F
AllianceBernstein L.P.	238,838	10,423	2.60%	3,038,019	09-30-2023	13F
BlackRock Financial Management, Inc.	139,588	-2,131	1.52%	1,775,559	09-30-2023	13F
Greenwich Investment Management, Inc.	120,902	-8,244	1.32%	1,537,873	09-30-2023	13F
Brandywine Global Investment Management, LLC	94,407	1,900	1.03%	1,200,857	09-30-2023	13F
Bridgeway Capital Management, LLC	87,957	1,738	0.96%	1,118,813	09-30-2023	13F
Geode Capital Management, L.L.C.	85,383	1,192	0.93%	1,086,072	09-30-2023	13F
BlackRock Investment Management (UK) Ltd.**	71,854	-22	0.78%	913,983	09-30-2023	13F
Mariner Wealth Advisors	70,809	0	0.77%	900,690	09-30-2023	13F
Acadian Asset Management LLC	68,413	-615	0.75%	870,213	09-30-2023	13F
Black Maple Capital Management LP	52,231	27,997	0.57%	664,378	09-30-2023	13F
Newton Investment Management North America, LLC	42,700	0	0.47%	543,144	09-30-2023	13F
Goldman Sachs & Company, Inc.	33,086	-191	0.36%	420,854	09-30-2023	13F
Arbiter Partners Capital Management, LLC	30,000	0	0.33%	381,600	09-30-2023	13F
State Street Global Advisors (US)	28,615	0	0.31%	363,983	09-30-2023	13F
Kennedy Capital Management, Inc.	25,477	25,477	0.28%	324,067	09-30-2023	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest Foundation	877,882	0	9.56%	11,166,659	12-31-2022	13D
First Financial Northwest, Inc. ESOP	821,432	0	8.95%	10,448,615	12-31-2022	13G
Jacobson Richard P	147,417	-2,519	1.61%	1,875,144	09-30-2023	Form 4
Kiley Joseph W III	144,869	-35,583	1.58%	1,842,734	09-30-2023	Form 4
Soh Simon	118,253	0	1.29%	1,504,178	09-30-2023	Form 4
Lee Joann E	104,432	2,600	1.14%	1,328,375	09-30-2023	Form 4
Clariza Ronnie J	79,836	0	*	1,015,514	09-30-2023	Form 4
Harrison Dalen D	61,781	0	*	785,854	09-30-2023	Form 4
Molvar Roger H	18,135	2,600	*	230,677	09-30-2023	Form 4
Sabin Ralph C	14,377	2,600	*	182,875	09-30-2023	Form 4

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 1% of shares outstanding

**Blackrock, Inc. reported an aggregate of 526,988 shares, 5.7% of outstanding shares, beneficially owned by subsidiaries as of September 30, 2023.

Total Return – FFNW vs. KRX

12/31/2012 to 1/29/2024



280%
260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
+258%
+148%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
KRX (+148%)
FFNW (+258%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

FFNW Historical Share Repurchase



2013 Shares Rep.: 2,728,018 Shares Rep. / ADTV: 47.9x
2014 Shares Rep.: 1,594,033 Shares Rep. / ADTV: 34.4x
2015 Shares Rep.: 1,521,817 Shares Rep. / ADTV: 38.5x
2016 Shares Rep.: 2,864,389 Shares Rep. / ADTV: 64.7x
2017 Shares Rep.: 326,800 Shares Rep. / ADTV: 11.3x
2018 Shares Rep.: 203,900 Shares Rep. / ADTV: 7.9x
2019 Shares Rep.: 479,052 Shares Rep. / ADTV: 31.5x
2020 Shares Rep.: 544,626 Shares Rep. / ADTV: 23.2x
2021 Shares Rep.: 704,950 Shares Rep. / ADTV: 54.1x
2022 Shares Rep.: 84,981 Shares Rep. / ADTV: 13.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	704,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x
2022	84,981	$16.43	$17.41	$15.96	2.9%	13.3x	0.94x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 12/31/2022.

Community Involvement

Some of the Nonprofits Supported by our Employees in 2023
Habitat for Humanity
Snohomish Food Bank
Salvation Army
Renton High School / Financial Literacy
Financial Empowerment Network
Treehouse
Junior Achievement
Toys for Tots
Volunteers of America
Your Money Matters Mentoring

In 2021, the Bank achieved an "Outstanding" rating on its Community Reinvestment Act performance

In 2023 . . .

More than 80% of our employees donated a total of 1,414 volunteer hours to benefit 36 nonprofits in our communities


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity-to-assets ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following table provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 161,660	$ 159,235	$ 158,715	$ 159,645	$ 160,360
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	419	451	484	516	548
Tangible equity (Non-GAAP)	$ 160,352	$ 157,895	$ 157,342	$ 158,240	$ 158,923
Total assets (GAAP)	$ 1,505,082	$ 1,525,568	$ 1,528,079	$ 1,574,271	$ 1,502,916
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	419	451	484	516	548
Tangible assets (Non-GAAP)	$ 1,503,774	$ 1,524,228	$ 1,526,706	$ 1,572,866	$ 1,501,479
Common shares outstanding at period end	9,179,510	9,179,510	9,148,086	9,148,086	9,127,595
Equity-to-assets ratio (GAAP)	10.74%	10.44%	10.39%	10.14%	10.67%
Tangible equity-to-tangible assets ratio (Non-GAAP)	10.66	10.36	10.31	10.06	10.58
Book value per common share (GAAP)	$ 17.61	$ 17.35	$ 17.35	$ 17.45	$ 17.57
Tangible book value per share (Non-GAAP)	17.47	17.20	17.20	17.30	17.41